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                                  Exhibit 10.42

 Federal Ministry of Economics and Technology (Germany), Grant Notification to
                           GAIA, dated July 31, 2002

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[Letterhead of FEDERAL MINISTRY OF ECONOMICS AND TECHNOLOGY]

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File no.: V1 A6 - 402600/3
(Please quote in correspondence)

Federal Ministry of Economics and Technology  D-11019 Berlin

GAIA Akkumulatorenwerke GmbH                                                       Berlin, 31 July 2002
Montaniastrasse 17
                                                                         Important note:
99734  Nordhausen                                                        Please send all questions concerning the grants
                                                                         or written correspondence to the project sponsor
                                                                         directly, AiF, Berlin Office, Tschaikowskistr. 49,
                                                                         13156 Berlin

                                                                         Person in charge: Mr Stahl
                                                                         Tel.:     (030) 48153 504
                                                                         e-mail: stahlj@forschungskoop.de
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Notification of the grant under the PROgramme "INNOvation competence of mid-sized companies"; type of project: cooperation project

Subj.: Grants under the federal budget, department budget 09, chapter 0902, title 68352 for the project:

         Development of the lithium-ion polymeric accumulator design

         Promotion identification: KF 0361601KJS2

Re:      Your application dated 14.02.2002

Encl.:   1 annex "Notes and Requirements"
         1 printed form "Acknowledgement of Receipt"
         1 printed form "Time Sheets"
         1 sheet "Notes for Recipients of Grants"
           Printed forms "Request for Payment"
         1 printed form "Proof of Employment of Funds, Section: Case Report" 1 printed form "Proof of Employment of Funds, Section: Proof of Figures"
         1 copy of the supplementary regulations on the PROgramme "INNOvation competence"

Dear Sir or Madam,

I allocate to you a non-repayable grant of up to(Euro)74,448

         (in words: seven - four - four - four - eight EUR)

however, at the maximum 35 % of the actual expenditure eligible for subsidization, proof of which must be furnished, amounting to (Euro) 216,200 (proportional financing) .

The notification of the grant applies for the period from 15.02.2002 until
30.11.2003 (appropriation period).

Translator's note: receipt stamp dd. 02.08.02 is positioned underneath address at top of page on original

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                                       -2-

The grant is purpose-tied and may only be used for the cooperation project within the meaning of the directive on the PROgramme "INNOvation competence" applicable at the time of the application subject to your application and only for the expenses incurred for the project in the appropriation period.

The federal grant is provided subject to the availability of the allotted budget funds.

I proceed on the assumption that the grant will be required in cash as follows:

                    (Euro) 27,554 in the 2002 financial year
                    (Euro) 34,859 in the 2003 financial year
                    (Euro) 12,035 in the 2004 financial year.

The project sponsor must be notified without delay if there is a change to the time schedule of the cash requirement so that an attempt can be made to comply with the amended payment schedule.

                           Supplementary regulations
The enclosed supplementary regulations of the BMWi/1/ on the PROgramme "INNOvation competence" are a part of this notification.

I reserve the right to revoke the notification for compelling reasons, in particular if the basic conditions for promotion cease to be met (reservation of revocation pursuant to section 49 (2) no. 1 in conjunction with section 36 (2) no. 3 Law on Administrative Procedure).

The grant is a subsidy within the meaning of section 264 (7) no. 1 of the German Penal Code [Strafgesetzbuch]. On page 4 of the application form you were instructed on the facts of significance for the subsidy and on the criminal liability of subsidy fraud pursuant to section 204 StGB and confirmed this by affixing your signature. This statement hereby becomes a part of the notification of the grant.

Furthermore, the following notes and requirements enclosed as an annex also apply:

-    I have commissioned the Arbeitsgemeinschaft industrieller
     Forschungsvereinigungen e.V. (AiF), Berlin office, with project sponsorship.

- The project sponsor is to be granted access to the information required on the project for it to perform its duties. After prior consultation with you, the project sponsor is entitled to monitor the progress of work on the project and to inspect all the documents required for this purpose.

- The project shall be carried out in cooperation with the partner(s) stated in the application. The cooperation is to be presented in case reports. If a cooperation partner is not eligible for filing an application, you will be the point of contact on all issues which concern its expenditure and performance.

-    Printed forms are enclosed for furnishing proof of the employment of funds.

- The beneficiary shall notify the project sponsor of overpayments which have resulted after the completion of the project without delay and, upon the project sponsor's request, repay these to the account named by the project sponsor by stating the promotion identification no. in favour of the accounting centre 0902/68352 without delay.
     Interest is to be paid on the claim for reimbursement in accordance with section 49a Law on Administrative Procedure [VwVfG] at 3 % above the basic interest rate according to section 247 German Civil Code [BGB] each year. After receipt of the repayment, the project sponsor will stipulated the interest payable, which is also to be transferred by the beneficiary to the same account by stating the promotion identification no. in favour of the accounting centre 0902/11999.

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/1/ Federal Ministry of Economics and Technology

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-    The grant cannot be paid until the notification has become legally valid after the expiry of the period for filing an appeal.
     You can bring about the legal validity of the notification of the grant earlier and accelerate payment in this manner if you declare that you waive legal redress on the acknowledgement of receipt (printed form is enclosed).

- For demanding the grant according to no. 1.4 of the supplementary regulations, printed forms have been enclosed with the notification of a grant. If you do not waive the filing of an appeal with the acknowledgement of receipt, you must wait until the period of appeal has expired and enclose a statement with the first demand for payment explaining that you have not filed an action at the administrative court.
     The enclosed "Notes for Recipients of Payments" are to be observed for the demands for payment.

- As the project sponsor for the PROgram "INNOvation competence...", the Arbeitsgemeinschaft industrieller Forschungsvereinigungen e.V. (AiF) - Berlin office - is authorized to process the grant in the name and for the account of the BMWi and to take the legal action required in this connection independently in accordance with the directive issued by the BMWi and the above supplementary regulations. I therefore request you to send all the records concerning the implementation and processing of the project to the project sponsor.

Instructions on legal remedies

You may bring an action against this notification within one month after the announcement.

The action is to be brought before the Berlin Court of Administration, Kirchstrasse 7, 10557 Berlin, in writing or declared orally to the recording clerk of the court.

The action must name the plaintiff, the defendant and the subject matter of the plaintiff's claim. The defendant is the Federal Republic of Germany, represented by the Federal Ministry of Economics and Technology (BMWi). The action must contain a specific application. The facts serving to substantiate the case and evidence should be stated.

The action and all written pleadings should be enclosed in as many copies as required to ensure that all parties involved receive one copy.

Yours faithfully,
By order

Dr. Kampmann

This notification was issued with the aid of automatic facilities and is valid without a signature.